UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 24, 2023

Troika Media Group, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

25 West 39th Street New York, NY	10018
(Address of principal executive oﬃces)	(Zip Code)
Registrant’s telephone number, including area code (212) 213-0111
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares $0.001 par value	TRKA	The NASDAQ Capital Market
Redeemable Warrants to acquire Common Shares	TRKAW	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 24, 2023, Troika Media Group, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (the “Agent”) pursuant to which the Company may issue and sell, from time to time, shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), with aggregate gross proceeds of $70,000,000 through an “at-the-market” equity offering program under which the Agent will act as sales agent or principal.
Under the Sales Agreement, the Agent may sell Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. The Agent will use commercially reasonable efforts to sell the Shares from time to time, based upon instructions from the Company.
Each of the Company and the Agent shall have the right, by giving five (5) days’ notice to terminate the Sales Agreement in its sole discretion. The Agent may also terminate the Agreement, by notice to the Company, upon the occurrence of certain events described in the Sales Agreement. Unless earlier terminated pursuant to the terms of the Sales Agreement, the Sales Agreement shall automatically terminate upon the issuance and sale of all of the Shares through the Agent pursuant to the Sales Agreement.
The Shares will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-271189) that was filed with the Securities and Exchange Commission (the “SEC”) and is effective. A copy of the prospectus included in the registration statement may be obtained on the SEC’s website at www.sec.gov. The Company filed a prospectus supplement, dated May 24, 2023, with the SEC in connection with the offer and sale of the Shares. A copy of the prospectus supplement may be obtained on the SEC’s website at www.sec.gov.
The foregoing description of the material terms of the Sales Agreement is qualified in its entirety by reference to the full Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The legal opinion of Brownstein Hyatt Farber Schreck, LLP relating to the Shares that may be sold pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Number	Description

1.1	At Market Issuance Sales Agreement, dated May 24, 2023 between Troika Media Group, Inc. and B. Riley Securities, Inc.
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Date: May 24, 2023	By:	Erica Naidrich
Erica Naidrich
Chief Financial Officer